SUPPLEMENT DATED MAY 4, 2009

TO THE R-1, R-2. R-3, R-4, AND R-5 CLASSES PROSPECTUS FOR PRINCIPAL FUNDS, INC.

DATED MARCH 1, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Risk/Return Summary

MidCap Growth Fund III

Effective May 1, 2009, Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) began serving as a sub-advisor to the MidCap Growth Fund III. The following information is added to the MidCap Growth Fund III’s Main Strategies and Risks discussion:

Jacobs Levy selects stocks using a growth oriented investment approach based on proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

Money Market Fund

The United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (“the Program”) has been extended until September 19, 2009, but will not be extended past that date. The Principal Funds, Inc. Board of Directors approved the Fund’s participation through the Program’s extended date. The Fund’s application is pending with the United States Department of the Treasury.

SmallCap Growth Fund I

Effective May 1, 2009, Columbus Circle Investors (“CCI”) began serving as a sub-advisor to the SmallCap Growth Fund I. The following information is added to the SmallCap Growth Fund I’s Main Strategies and Risks discussion:

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

SmallCap Value Fund II

Effective May 1, 2009, Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) began serving as a sub-advisor to the SmallCap Value Fund II. The following information is added to the SmallCap Value Fund II’s Main Strategies and Risks discussion:

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Columbus Circle Investors (“CCI”)

Effective May 1, 2009, CCI began serving as a sub-advisor to the SmallCap Growth Fund I. Clifford G. Fox serves as a portfolio manager for the Fund. Please see the prospectus for his biographical information.

Edge Asset Management, Inc. (“Edge”)

In the March 20, 2009 supplement we announced that Edge expected Randall Yoakum to continue as portfolio manager to the SAM Portfolios through December 31, 2009. Effective May 4, 2009, Mr. Yoakum no longer serves as portfolio manager for the SAM Portfolios. Mr. Meighan intends to continue to serve as portfolio manager to the SAM Portfolios through December 31, 2009. Mr. Dirk Laschanzky, whose biographical information is included in the Sub-Advisors section under Principal Global Investors, LLC (“PGI”), will begin serving as co-portfolio manager for the SAM Portfolios effective May 4, 2009.

Edge will provide these investment advisory services through a portfolio manager who will function as a co-employee of Edge and PGI under an investment service agreement. Through the agreement, the portfolio manager will have access to both Edge’s and PGI’s equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager has access to both Edge’s and PGI’s trading staff and trade execution capabilities along with order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.

Goldman Sachs Asset Management, L.P. (“GSAM”)

Effective March 31, 2009, Mark Carhart ceased serving as portfolio manager to the LargeCap Blend Fund I. On that date, Katinka Domotorffy, whose biographical information appears below, replaced Mr. Carhart.

Katinka Domotorffy. Ms. Domotorffy is Managing Director, chief investment officer and head of GSAM’s Quantitative Investment Strategies (QIS) group. Prior to her current role, Ms. Domotorffy was the head of strategy for QIS and a senior portfolio manager and researcher working with the global macro/fixed income teams. Ms. Domotorffy joined the QIS team when she joined Goldman Sachs in 1998. She was named managing director in 2005 and partner in 2006. Prior to joining the firm, Ms. Domotorffy earned an MS in Finance from the London School of Economics. She earned a BS from the University of Pennsylvania. Ms. Domotorffy has earned the right to use the Chartered Financial Analyst designation.

Effective April 8, 2009, Eileen Rominger ceased serving as a co-portfolio manager to the MidCap Value Fund I.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Effective May 1, 2009, Jacobs Levy began serving as a Sub-Advisor to the MidCap Growth Fund III. Bruce Jacobs and Ken Levy are serving as portfolio managers for the Fund. They operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. Please see the prospectus for their biographical information.

Los Angeles Capital Management and Equity Research (“LA Capital”)

Effective May 1, 2009, LA Capital began serving as a Sub-Advisor to the SmallCap Value Fund II. David R. Borger, Christine M. Kugler, Stuart K. Matsuda, and Thomas D. Stevens are serving as portfolio managers for the Fund. They operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. Please the see the prospectus for their biographical information.